                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ResortQuest Savings and Retirement Plan
Nashville, Tennessee

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-118011) of Gaylord Entertainment Company of our report dated June 17, 2005 relating to the financial statements and supplemental schedule of the ResortQuest Savings and Retirement Plan which appears in this 2004 Annual Report on Form 11-K.

                              /s/ BDO Seidman, LLP

Dallas, Texas
June 29, 2005